Electronically Filed
3/4/2021 7:54 AM
Steven D. Grierson
CLERK OF THE COURT

ORDR
Jay A. Shafer, Esq.
Nevada Bar No. 9184
CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
Telephone: (702) 794-4411
Fax: (702) 794-4421
jshafer@crdslaw.com
Attorneys for Intervenor
GRAHAM TAYLOR

DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of **AQUA POWER SYSTEMS INC., a Nevada Corporation** **(Petition of SMALL CAP COMPLIANCE, LLC),**	Case No. A-20-823253-B Dept. No. XIII

ORDER DISCHARGING CUSTODIAN

Custodian SMALL CAP COMPLIANCE, LLC's Motion to Discharge Custodian came on for hearing before the above Court and, having considered the motion, and good cause appearing, this Court orders and decrees as follows:

IT IS HEREBY ORDERED that that the actions taken by Custodian SMALL CAP COMPLIANCE, LLC on behalf of AQUA POWER SYSTEMS INC. necessary to complete its ordered duties are hereby approved, without prejudice as to the claims of interested parties as to dilution of their interest,

IT IS FURTHER ORDERED that the SMALL CAP COMPLIANCE, LLC's Custodianship of the Nevada Corporation known as AQUA POWER SYSTEMS INC. is hereby terminated,

☐ Voluntary Dismissal	☒ Summary Judgment
☐ Involuntary Dismissal	☐ Stipulated Judgment
☐ Stipulated Dismissal	☐ Default Judgment
☐ Motion to Dismiss by Deft(s)	☐ Judgment of Arbitration

CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

IT IS FURTHER ORDERED that Custodian SMALL CAP COMPLIANCE, LLC is hereby discharged as Custodian of the Nevada Corporation known as AQUA POWER SYSTEMS INC.

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IT IS SO ORDERED.

Dated this 3rd day of March, 2021.

DISTRICT COURT JUDGE

Respectfully Submitted by:

CORY READE DOWS AND SHAFER

Jay A. Shafer, Esq.
Nevada Bar No. 9184
1333 North Buffalo Drive, Ste. 210
Las Vegas, NV 89128
(702) 794-4411
Attorney for Intervenor
GRAHAM TAYLOR

CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421